SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, DC  20549

                                   FORM 8-K

                                CURRENT REPORT

                    PURSUANT TO SECTION 13 OR 15 (d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

        Date of Report (date of earliest event reported)  May 22, 1997

                         BALCOR REALTY INVESTORS - 84
         ------------------------------------------------------------
                           Exact Name of Registrant


Illinois                                0-13349
-----------------------------------     -----------------------------------
State or other jurisdiction             Commission file number

2355 Waukegan Road
Suite A200
Bannockburn, Illinois                   36-3215399
-----------------------------------     -----------------------------------
Address of principal                    I.R.S. Employer
executive offices                       Identification
                                        Number

60015
-----------------------------------
Zip Code


              Registrant's telephone number, including area code:
                                (847) 267-1600

Item 2. Acquisition or Disposition of Assets
----------------------------------------------------

Briarwood Place Apartments

In 1983, the Partnership acquired the Briarwood Place Apartments, Chandler, Arizona, utilizing approximately $4,542,885 in offering proceeds. The property was acquired subject to first mortgage financing of approximately $6,566,000.

On May 22, 1997, the Partnership contracted to sell the property for a sale price of $10,800,000 to two unaffiliated parties, Continental Realty Advisors, Ltd., a Colorado corporation and Signet Partners, a Colorado corporation (together, the "Purchaser"). The Purchaser has deposited $100,000 into an escrow account as earnest money and will pay the remaining $10,700,000 at closing, which is scheduled to occur August 5, 1997. From the proceeds of the sale, the Partnership will repay the existing mortgage financing which is expected to have an outstanding balance of $5,800,907 at closing, and will pay $216,000 to an affiliate of the third party providing property management services for the property as a brokerage commission. The Partnership will receive the remaining proceeds of approximately $4,783,093, less closing costs. Neither the General Partner nor any affiliate will receive a brokerage commission in connection with the sale of the property. The General Partner will be reimbursed by the Partnership for actual expenses incurred in connection with the sale.

The closing is subject to the satisfaction of numerous terms and conditions. There can be no assurance that all of the terms and conditions will be complied with and, therefore, it is possible the sale of the property may not occur.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS
----------------------------------------------------------------------

     (a)  FINANCIAL STATEMENTS AND EXHIBITS:

            None

     (B)  PRO FORMA FINANCIAL INFORMATION:

            None

     (C)  EXHIBITS:

          (10) Agreement of Sale and attachments thereto relating to the sale of Briarwood Place Apartments, Chandler, Arizona.


No information is required under Items 1, 3, 4, 5, 6 and 8 and these items have, therefore, been omitted.

Signature
-------------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                         BALCOR REALTY INVESTORS-84

                         By:  Balcor Partners-XV, an Illinois general
                              partnership, its general partner

                         By: RGF-Balcor Associates-II, an Illinois general partnership, a partner

                         By:  The Balcor Company, a Delaware corporation,
                              a partner

                         By:   /s/ Jerry M. Ogle
                              ------------------------------------------
                                   Jerry M. Ogle, Managing Director
                                   and Secretary

Dated:  May 29, 1997
       ----------------